[LOGO OF EATON VANCE MUTUAL FUNDS APPEARS HERE]



                                     [PHOTO OF GLOBE FROM SPACE APPEARS HERE]


Annual report October 31, 1998

                                 EATON VANCE
[PHOTO OF STOCK CERTIFICATE
 APPEARS HERE]                   STRATEGIC
                                  INCOME
                                   FUND

                     Global Management-Global Distribution




[PHOTO OF SKYSCRAPER BUILDINGS APPEARS HERE]

Eaton Vance Strategic Income Fund as of October 31, 1998

Letter to Shareholders

[PHOTO OF JAMES B. HAWKES APPEARS HERE]

James B. Hawkes
President

Eaton Vance Strategic Income Fund, Class A shares, had a total return of -1.3% for the period from inception on January 23, 1998 through October 31, 1998. That return was the result of a decline in net asset value per share (NAV) from $10.00 on January 23, 1998 to $9.22 on October 31, 1998, and the reinvestment of $0.666 in dividends./1/

The Fund's Class B shares had a total return of -0.2% during the year ended October 31, 1998. This return resulted from a decline in NAV from $9.47 on October 31, 1997 to $8.72 on October 31, 1998, and the reinvestment of $0.748 in dividends./1/

Class C shares had a total return of -0.2% for the year, the result of a decline in NAV from $11.95 on October 31, 1997 to $11.01 on October 31, 1998, and the reinvestment of $0.947 in dividends./1/


Amid growing concerns over emerging economies, U.S. Treasury bonds mounted a powerful rally...

The world's fixed-income markets were characterized by tremendous volatility in the summer and fall of 1998 - driven primarily by investor concerns over Russian default and the threat of a devaluation of the Brazilian real. As many emerging markets retreated, the U.S. Treasury market mounted a powerful rally, with investors focusing on the highest quality bonds. Meanwhile, the performance of lower-quality issues lagged significantly. The statistics are especially telling. Yields for 5-year Treasuries stood at 5.8% at October 31, 1997.

However, in the flight to quality that accompanied the October crisis, those 5-year yields fell as low as 3.9% in early October, before returning to 4.5% by October 31, 1998. That is a good measure of the volatility that characterized the bond market.

Over the long-term, a flexible, global approach has delivered good fixed-income returns...

The fiscal year ended October 31, 1998 clearly demonstrated the ever-changing nature of the global markets. But equally as important, this period pointed out the value of a flexible approach to fixed-income investing: combining investments in countries having above-average economic growth and declining inflation with attractive high-yielding opportunities here at home. While the past year has been unnerving for many investors, we believe the time-tested approach of the Strategic Income Portfolio is well-suited to deliver attractive, fixed-income investment results in the years to come. In the pages that follow, portfolio manager Mark Venezia provides his insights into the year just ended, and suggests what may lie ahead for bond investors in 1999.


                             Sincerely,

                             /s/ James B. Hawkes

                             James B. Hawkes
                             President
                             December 9, 1998

--------------------------------------------------------------------------------

Fund Information
as of October 31, 1998


Performance/2/              Class A   Class B   Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                        N.A.     -0.2%     -0.2%
Five Years                      N.A.      6.6       N.A.
Life of Fund+                  -1.3       6.3       8.7

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                        N.A.     -4.8%     -1.1%
Five Years                      N.A.      6.3       N.A.
Life of Fund+                  -6.0       6.3       8.7

+Inception Dates - Class A: 1/23/98; Class B: 11/26/90; Class C: 5/25/94



Regional Weightings/3/
--------------------------------------------------------------------------------
By total investments

[PIE CHART APPEARS HERE]

U.S. High Grade             57.3%
Latin America               13.0%
U.S. Domestic High Yield    12.9%
Europe                       9.0%
Asia/Pacific                 7.8%


/1/ These returns do not include the 4.75% maximum sales charge for the Fund's
  Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. /2/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. /3/ Because the Portfolio is actively managed, Regional Weightings are subject to change. Analysis includes investment in High Income Portfolio.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Strategic Income Fund as of October 31, 1998

Management Discussion

[PHOTO OF MARK S. VENEZIA APPEARS HERE]

Mark S. Venezia
Portfolio Manager

An interview with Mark S. Venezia, portfolio manager of Strategic Income Portfolio.

Q: Mark, how would you characterize the global fixed-income markets in the past year?

A: The global credit markets reflected deepening investor concerns over some emerging market economies and the fear that market excesses could result in a global crisis. Interestingly, through mid-summer, the outlook was fairly benign. The U.S. economy was posting manageable growth, while Europe continued its recovery and anticipated monetary union in 1999.

   Meanwhile, Asian economies remained very weak but were at least addressing their problems. Generally, the markets remained in a fairly narrow trading range. In mid-August, however, the markets went into a freefall, when a series of events here and abroad introduced a period of instability.

Q: What brought about the sudden market collapse?

A: In August, a Russian default on government debt raised concerns that other emerging markets might follow suit. By itself, Russia has relatively little global economic impact, but its failure sent tremors through the markets. The situation in Brazil was especially disconcerting. Brazil's soaring fiscal deficit increased the possibility of a currency devaluation. With Brazil as the linchpin of the Latin economy, the specter of devaluation haunted the world's central bankers. Finally, the near collapse of a large U.S. hedge fund in August gave rise to fears of a broader financial meltdown.

   Amid this discouraging news, investors sought refuge in U.S. Treasury bonds, the world's highest-quality security. As a result, quality spreads - the yield difference between bonds of varying quality - widened significantly in virtually every fixed-income category: emerging market bonds, high-yield corporate bonds, and even mortgage-backed securities, some of which are backed by the full faith and credit of the U.S. government. All of these markets which constitute much of the Fund's investment universe - underperformed during the August-to-October crisis, erasing the solid gains made earlier in the year.

Q: You suggested that yield spreads on mortgage-backed securities - the Portfolio's largest investment - widened inordinately during the period. Could you explain that further?

A: Yes. While the flight to quality brought about many market anomalies, one of the most pronounced was the underperformance of mortgaged-backed securities. That was especially true among seasoned mortgage-backed securities. In a period of declining inter-

--------------------------------------------------------------------------------

Quality Weightings1
-----------------------------

[PIE CHART APPEARS HERE]

Investment Grade           64.8%
Below Investment Grade     35.2%


1 Because the Portfolio is actively managed, Quality Weightings are subject to change. Analysis includes investment in High Income Portfolio.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

   Eaton Vance Strategic Income Fund as of October 31, 1998

   Management Discussion Cont'd


   est rates, such as we have seen in the past year, homeowners tend to refinance their mortgages in order to take advantage of lower mortgage rates. This, however, is not generally true of seasoned MBS, which contain mortgages originated in the late 1970s and early 1980s. These borrowers have had many opportunities to refinance in the past. As a result, seasoned MBS have highly predictable prepayment rates and very manageable cash flows.

   On the other hand, generic MBS, which typically contain mortgages originated in the 1990s, feature rising prepayment rates as interest rates decline. They are, therefore, less attractive because investors are forced to reinvest principal payments at lower interest rates.

   In this recent period, however, investors ignored these historical regularities, vastly overestimating prepayment assumptions for seasoned MBS. With a combination of widening spreads and increasing prepayment assumptions, the seasoned segment of the market badly underperformed.

Q: Have you maintained your commitment to the MBS market?

A: Yes. Yield spreads for MBS widened by 150 basis points (1.5%) during the downturn. However, despite the market's overreaction, prepayment rates for seasoned securities remained well within historical norms. As a result, we believe that the seasoned segment of the mortgage-backed securities market now offers unusually good value and a very attractive yield advantage in a U.S. government agency-backed security. The Portfolio took advantage of the market sell-off, slightly increasing its exposure to MBS to 52% at October 31, 1998.

Q: How would you evaluate the high-yield markets following the October downturn?

A: In my view, high-yield bonds - both emerging market and domestic bonds - are very attractive at their recent levels. While equity markets have regained roughly 80% of the ground lost during the downturn, the high-yield bond markets have recovered only about half. That suggests that there is more value in the fixed-income area.

   The widening of quality spreads in the domestic market was especially dramatic. High-yield spreads - as narrow as 290 basis points (2.9%) over Treasuries before the crisis - recently widened to 700 basis points (7.0%). Those are levels not seen since 1990, when the economy was in recession and default rates were significantly higher than they are today. Thus, in my view, the widening of spreads was much overdone.

Q: And what about the prospects of the emerging markets?

A: The emerging markets have showed tentative signs of a turnaround. Latin
   America has been the Portfolio's largest foreign emphasis. Given its good fundamentals, Mexico appears quite cheap. On the other hand, we have eliminated Brazil altogether. While the developed nations have put together an impressive rescue package, the risks in Brazil remain fairly high. Meanwhile, in Eastern Europe, the Portfolio maintained its Bulgarian Brady bond position. Bulgaria's experiment with capitalism is an emerging success story, despite the difficulties of some of its neighbors in the region.

   In Asia, there appears to be a slow recovery under way, although many hurdles remain. We are less sanguine about Japan, where we maintain a short position in the Japanese yen. The Japanese economy remains weak and the government's response to date has been inadequate. With interest rates close to 0%, they believe there is little capacity for monetary stimulus. Furthermore, the government seems unable to grasp the dramatic restructuring that is necessary to reform its banking system.

Eaton Vance Strategic Income Fund as of October 31, 1998

Management Discussion Cont'd


Q: Mark, what is your outlook for the coming year?

A: Broadly speaking, we don't expect dramatic change and that should keep bond returns positive. Some of the market's concerns are being addressed. The International Monetary Fund has finalized a package to bolster Brazil, and the Federal Reserve has lowered interest rates three times. Those measures have helped to restore equilibrium to the markets.

   Looking ahead, I believe there are significant fixed-income opportunities in the wake of this year's market instability. Clearly, as I explained earlier, high-quality, seasoned mortgage-backed securities are very attractive.

   As for the high-yield sector, we've already seen investors start to return to the market. We'll likely see many more compelling opportunities in the year ahead.

   Finally, it's important to recognize that, given the recent bout with economic instability, there are still risks within the emerging markets. But there are also countries where fundamentals continue to improve. For example, Bulgaria and Peru continue to make impressive progress.

   The flexibility to invest in such a wide range of markets is a major advantage for the Portfolio. I believe that flexibility will allow us to take advantage of new opportunities in these markets as they unfold in the coming year.

   Comparison of Change in Value of a $10,000 Investment in Eaton
   Vance Strategic Income Fund, Class B vs. the Lehman Aggregate Bond Index, J.P. Morgan Hedged Short-Term Global Index, and a
   Composite of Lipper Fund Category Averages* Nov.30, 1990-Oct.31, 1998

   [LINE GRAPH APPEARS HERE]

Eaton Vance Strategic Income Fund, Class B vs.
Lehman Aggregate Bond Index, the J.P. Morgan Hedged Short-Term
Global Index and the Composite of Lipper Fund Category Averages

   Date          Fund/NAV           Lehman           Morgan        Composite
   ----          --------           ------           ------        ---------
11/30/90          $10,000          $10,000          $10,000          $10,000
12/31/90           $9,973          $10,156          $10,098          $10,024
 1/31/91          $10,091          $10,282          $10,191          $10,189
 2/28/91          $10,197          $10,369          $10,279          $10,201
 3/31/91          $10,340          $10,439          $10,341           $9,975
 4/30/91          $10,438          $10,554          $10,431          $10,070
 5/31/91          $10,580          $10,615          $10,507          $10,086
 6/30/91          $10,553          $10,610          $10,529          $10,046
 7/31/91          $10,550          $10,757          $10,595          $10,170
 8/31/91          $10,640          $10,989          $10,732          $10,254
 9/30/91          $10,739          $11,212          $10,833          $10,411
10/31/91          $10,819          $11,337          $10,931          $10,508
11/30/91          $10,732          $11,441          $11,013          $10,511
12/31/91          $10,794          $11,781          $11,151          $10,670
 1/31/92          $10,840          $11,621          $11,176          $10,623
 2/28/92          $10,952          $11,696          $11,206          $10,687
 3/31/92          $10,958          $11,631          $11,189          $10,703
 4/30/92          $11,109          $11,715          $11,274          $10,798
 5/31/92          $11,185          $11,936          $11,360          $10,912
 6/30/92          $11,222          $12,101          $11,439          $10,978
 7/31/92          $11,239          $12,348          $11,520          $11,010
 8/31/92          $11,079          $12,472          $11,573          $10,969
 9/30/92          $10,719          $12,621          $11,697          $10,662
10/31/92          $10,662          $12,453          $11,713          $10,650
11/30/92          $10,626          $12,458          $11,707          $10,570
12/31/92          $10,719          $12,653          $11,806          $10,590
 1/31/92          $10,762          $12,896          $11,900          $10,643
 2/28/93          $11,015          $13,122          $12,003          $10,725
 3/31/93          $11,102          $13,177          $12,042          $10,771
 4/30/93          $11,192          $13,269          $12,108          $10,832
 5/31/93          $11,261          $13,287          $12,111          $10,914
 6/30/93          $11,341          $13,527          $12,222          $10,952
 7/31/93          $11,545          $13,604          $12,263          $10,978
 8/31/93          $11,603          $13,842          $12,351          $11,018
 9/30/93          $11,487          $13,880          $12,380          $11,000
10/31/93          $11,782          $13,931          $12,444          $11,070
11/30/93          $11,740          $13,813          $12,469          $11,033
12/31/93          $11,880          $13,887          $12,543          $11,134
 1/31/94          $12,073          $14,075          $12,591          $11,213
 2/28/94          $11,738          $13,830          $12,493          $11,049
 3/31/94          $11,097          $13,488          $12,452          $10,899
 4/30/94          $11,184          $13,380          $12,418          $10,894
 5/31/94          $11,352          $13,379          $12,421          $10,906
 6/30/94          $10,920          $13,349          $12,424          $10,827
 7/31/94          $10,973          $13,615          $12,513          $10,863
 8/31/94          $11,136          $13,631          $12,516          $10,907
 9/30/94          $11,130          $13,431          $12,513          $10,941
10/31/94          $11,154          $13,419          $12,562          $10,975
11/30/94          $11,284          $13,389          $12,576          $10,993
12/31/94          $11,254          $13,482          $12,590          $10,697
 1/31/95          $11,047          $13,749          $12,744          $10,627
 2/28/95          $11,022          $14,076          $12,896          $10,672
 3/31/95          $10,992          $14,162          $12,998          $10,650
 4/30/95          $11,474          $14,360          $13,122          $10,829
 5/31/95          $11,920          $14,916          $13,350          $10,974
 6/30/95          $11,802          $15,025          $13,399          $11,002
 7/31/95          $11,898          $14,992          $13,496          $11,101
 8/31/95          $12,110          $15,173          $13,604          $11,150
 9/30/95          $12,350          $15,320          $13,700          $11,258
10/31/95          $12,419          $15,519          $13,817          $11,331
11/30/95          $12,662          $15,752          $13,967          $11,411
12/31/95          $12,880          $15,973          $14,086          $11,493
 1/31/96          $13,394          $16,078          $14,225          $11,587
 2/28/96          $13,132          $15,798          $14,181          $11,555
 3/31/96          $13,219          $15,688          $14,206          $11,577
 4/30/96          $13,500          $15,600          $14,296          $11,651
 5/31/96          $13,572          $15,569          $14,345          $11,696
 6/30/96          $13,780          $15,777          $14,429          $11,778
 7/31/96          $13,812          $15,820          $14,505          $11,852
 8/31/96          $14,049          $15,793          $14,602          $11,908
 9/30/96          $14,487          $16,680          $14,760          $12,022
10/31/96          $14,714          $16,425          $14,915          $12,136
11/30/96          $15,164          $16,706          $15,063          $12,254
12/31/96          $15,223          $16,550          $15,109          $12,279
 1/31/97          $15,539          $16,601          $15,199          $12,271
 2/28/97          $15,685          $16,643          $15,233          $12,269
 3/31/97          $15,534          $16,458          $15,218          $12,243
 4/30/97          $15,640          $16,705          $15,351          $12,358
 5/31/97          $15,767          $16,864          $15,446          $12,595
 6/30/97          $15,907          $17,064          $15,569          $12,789
 7/31/97          $16,219          $17,525          $15,697          $13,086
 8/31/97          $16,013          $17,376          $15,725          $13,018
 9/30/97          $16,275          $17,632          $15,846          $13,298
10/31/97          $16,250          $17,887          $15,929          $13,189
11/30/97          $16,376          $17,970          $16,015          $13,264
12/31/97          $16,520          $18,151          $16,162          $13,374
 1/31/98          $16,648          $19,383          $16,328          $13,549
 2/28/98          $16,713          $18,369          $16,415          $13,646
 3/31/98          $16,912          $18,431          $16,489          $13,764
 4/30/98          $16,897          $18,527          $16,548          $13,812
 5/31/98          $16,921          $18,703          $16,682          $13,792
 6/30/98          $16,869          $18,862          $16,770          $13,760
 7/31/98          $17,002          $18,902          $16,881          $13,822
 8/31/98          $16,080          $19,210          $17,092          $13,023
 9/30/98          $16,192          $19,659          $17,263          $13,242
10/31/98          $16,217          $19,555          $17,358          $13,165


Performance**               Class A   Class B  Class C
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                        N.A.     -0.2%    -0.2%
Five Years                      N.A.      6.6      N.A.
Life of Fund+                  -1.3       6.3      8.7

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                        N.A.     -4.8%    -1.1%
Five Years                      N.A.      6.3      N.A.
Life of Fund+                  -6.0       6.3      8.7

+Inception Dates - Class A: 1/23/98; Class B: 11/26/90; Class C: 5/25/94


* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 11/26/90. Index information is only available at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.
  The chart compares the Fund's total return with that of the Lehman Aggregate Bond Index, an unmanaged, broad-based index containing only investment-grade, fixed-income securities traded in the U.S. Securities in the Index are included without regard to their duration. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Indices. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. With this report, we are establishing the Lehman Aggregate Bond Index as the Fund's primary benchmark in the belief that it more accurately reflects the Fund's investment policy beginning March 1, 1997 through the present (see below) than does the Fund's previous benchmark, the J.P.Morgan Hedged Short-Term Global Index, a broad-based, unmanaged index of short-term, global bonds. In keeping with Securities and Exchange Commission regulations, we are including both Indices in this report. The chart also offers a comparison with the Composite of Lipper Fund Category averages, reflecting the average total returns of the funds in the same categories as this Fund. The fund categories are established by Lipper Analytical Services, Inc., a nationally recognized monitor of mutual fund performance. Funds within a category have similar investment policies. The Composite is provided because the Fund amended its investment policies on March 1, 1997, allowing the Fund to invest in a portfolio with a dollar-weighted average maturity of any duration. In connection with this change, the Fund's Lipper category also changed. Reflecting that change, the performance of a Composite is based on the Lipper Short World Multi-Market Income Funds category from November 30, 1990 through March 1, 1997, and thereafter, on the Lipper Multi-Sector Income Funds category. An investment in the Fund's Class A shares on 1/31/98 at net asset value would have been worth $9,822 on October 31, 1998; $9,356 including the 4.75% sales charge. An investment in the Fund's Class C shares on 5/31/94 at net asset value would have been worth $14,529 on August 31, 1998. The Indices' and Composite's total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index or a Composite.
**Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects 1% CDSC.
  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Strategic Income Fund  as of October 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 1998
Assets
--------------------------------------------------------------------------------
Investment in Strategic Income Portfolio, at value
     (identified cost, $144,086,150)                        $138,445,933
Investment in High Income Portfolio, at value
    (identified cost, $24,326,699)                            21,976,889
Receivable for Fund shares sold                                  651,392
Deferred organization expenses                                     7,605
--------------------------------------------------------------------------------
Total assets                                                $161,081,819
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Dividends payable                                           $    723,132
Payable for Fund shares redeemed                                 248,235
Payable to affiliate for Trustees' fees                              106
Other accrued expenses                                            88,926
--------------------------------------------------------------------------------
Total liabilities                                           $  1,060,399
--------------------------------------------------------------------------------
Net Assets                                                  $160,021,420
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                             $178,018,944
Accumulated net realized loss from Portfolios
    (computed on the basis of identified cost)               (12,164,768)
Accumulated undistributed net investment income                2,157,271
Net unrealized depreciation from Portfolios
    (computed on the basis of identified cost)                (7,990,027)
--------------------------------------------------------------------------------
Total                                                       $160,021,420
--------------------------------------------------------------------------------

Class A Shares
--------------------------------------------------------------------------------
Net Assets                                                  $  2,008,809
Shares Outstanding                                               217,846
Net Asset Value and Redemption Price Per Share
    (net assets / shares of beneficial interest
    outstanding)                                            $       9.22
Maximum Offering Price Per Share
    (100 / 95.25 of $9.22)                                  $       9.68
--------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------
Net Assets                                                  $138,494,549
Shares Outstanding                                            15,886,919
Net Asset Value, Offering Price and Redemption
    Price Per Share
    (net assets / shares of beneficial interest
     outstanding)                                           $       8.72
--------------------------------------------------------------------------------

Class C Shares
--------------------------------------------------------------------------------
Net Assets                                                  $ 19,518,062
Shares Outstanding                                             1,773,455
Net Asset Value, Offering Price and Redemption
    Price Per Share
    (net assets / shares of beneficial interest
     outstanding)                                           $      11.01
--------------------------------------------------------------------------------
On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 1998
Investment Income
--------------------------------------------------------------------------------
Interest allocated from Portfolios                          $ 14,498,605
Dividends allocated from Portfolios                              214,172
Expenses allocated from Portfolios                            (1,264,859)
--------------------------------------------------------------------------------
Net investment income from Portfolios                       $ 13,447,918
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Distribution and service fees
    Class B                                                 $  1,262,313
    Class C                                                      188,940
Trustees fees and expenses                                         3,493
Transfer and dividend disbursing agent fees                      222,294
Registration fees                                                 53,627
Printing and postage                                              26,723
Custodian fee                                                     22,463
Legal and accounting services                                     17,644
Amortization of organization expenses                              4,009
Miscellaneous                                                     16,640
--------------------------------------------------------------------------------
Total expenses                                              $  1,818,146
--------------------------------------------------------------------------------

Net investment income                                       $ 11,629,772
--------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolios
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)         $ (4,664,328)
    Financial futures contracts                                  469,230
    Foreign currency transactions                              5,075,540
--------------------------------------------------------------------------------
Net realized gain                                           $    880,442
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
    Investments                                             $ (8,394,381)
    Financial futures contracts                               (1,207,370)
    Options                                                      110,000
    Foreign currency and forward foreign currency
        exchange contracts                                    (4,037,921)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        $(13,529,672)
--------------------------------------------------------------------------------

Net realized and unrealized loss                            $(12,649,230)
--------------------------------------------------------------------------------

Net decrease in net assets from operations                  $ (1,019,458)
--------------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance Strategic Income Fund as of October 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                   Year Ended            Year Ended
in Net Assets                         October 31, 1998      October 31, 1997
--------------------------------------------------------------------------------
From operations--
    Net investment income             $ 11,629,772          $   9,023,317
    Net realized gain                      880,442              6,394,233
    Net change in unrealized
        appreciation (depreciation)    (13,529,672)            (2,338,181)
--------------------------------------------------------------------------------
Net increase (decrease) in net
    assets from operations            $ (1,019,458)         $  13,079,369
--------------------------------------------------------------------------------
Distributions to shareholders --
    From net investment income
        Class A                       $    (69,136)         $          --
        Class B                        (11,029,458)            (9,023,317)
        Class C                         (1,413,057)                    --
    In excess of net
        investment income
        Class A                             (2,776)                    --
        Class B                                 --             (1,758,107)
        Class C                            (84,937)                    --
--------------------------------------------------------------------------------
Total distributions to
    shareholders                      $(12,599,364)         $ (10,781,424)
--------------------------------------------------------------------------------
Transactions in shares of beneficial
    interest --
    Proceeds from sale of
        shares
        Class A                       $  2,660,681          $          --
        Class B                         38,733,721             21,726,736
        Class C                         20,456,268                     --
    Issued in reorganization
        of EV Classic Strategic
        Income Fund                      8,399,641                     --
    Net asset value of shares
        issued to shareholders
        in payment of
        distributions declared
        Class A                             34,786                     --
        Class B                          5,045,715              5,147,130
        Class C                          1,065,842                     --
    Cost of shares redeemed
        Class A                           (579,130)                    --
        Class B                        (24,263,796)           (28,246,800)
        Class C                         (8,509,686)                    --
--------------------------------------------------------------------------------
Net increase (decrease) in net
    assets from Fund share
    transactions                      $ 43,044,042          $  (1,372,934)
--------------------------------------------------------------------------------

Net increase in net assets            $ 29,425,220          $     925,011
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                  $130,596,200          $ 129,671,189
--------------------------------------------------------------------------------
At end of year                        $160,021,420          $ 130,596,200
--------------------------------------------------------------------------------

Accumulated undistributed net
investment income included in net assets
--------------------------------------------------------------------------------
At end of year                        $  2,157,271          $     993,951
--------------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance Strategic Income Fund  as of October 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                               Year Ended October 31,
                                             ---------------------------------------------------------------------------------------
                                                            1998                       1997       1996         1995         1994(1)
                                             ---------------------------------------------------------------------------------------
                                             Class A(2)    Class B      Class C       Class B    Class B      Class B      Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year          $10.000    $  9.470     $ 11.950     $   9.310   $   8.500    $  8.290     $  9.410
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                          $ 0.668    $  0.684     $  0.869     $   0.657   $   0.655    $  0.726     $  0.645
Net realized and unrealized gain (loss)         (0.767)     (0.686)      (0.872)        0.288       0.858       0.167       (1.135)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations            $(0.099)   $ (0.002)    $ (0.003)    $   0.945   $   1.513    $  0.893     $ (0.490)
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                     $(0.654)   $ (0.748)    $ (0.884)    $  (0.657)  $  (0.655)   $ (0.361)    $ (0.343)
In excess of net investment income              (0.027)         --       (0.053)       (0.128)     (0.048)         --           --
From paid-in capital                                --          --          --            --          --       (0.322)      (0.290)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                            $(0.681)   $ (0.748)    $ (0.937)    $  (0.785)  $  (0.703)   $ (0.683)    $ (0.633)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                 $ 9.220    $  8.720     $ 11.010     $   9.470   $   9.310    $  8.500     $  8.290
------------------------------------------------------------------------------------------------------------------------------------

Total Return (3)                                 (1.29)%     (0.20)%      (0.15)%       10.44%      18.48%      11.34%      (5.33)%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)        $ 2,009    $138,495     $ 19,518     $ 130,596   $ 129,671    $150,767     $233,139
Ratios (As a percentage of average daily
    net assets):
    Expenses (4)                                  1.03%       1.96%        2.03%         2.08%       2.17%       2.18%        2.00%
    Net investment income                         8.44%       7.40%        7.37%         6.91%       7.38%       7.85%        7.24%
Portfolio Turnover (5)                              --          --          --            --          --           --           55%
------------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the commencement of offering of Class A shares, January 23, 1998, to October 31, 1998.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses for the period the Fund was investing in the Portfolio.
(5) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                        See notes to financial statements

Eaton Vance Strategic Income Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies
    ----------------------------------------------------------------------------
    Eaton Vance Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund currently invests all of its investable assets in interests in two Portfolios, Strategic Income Portfolio and High Income Portfolio (the Portfolios), New York Trusts which have investment objectives consistent with that of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Strategic Income Portfolio and the High Income Portfolio (100.0% and 2.5% at October 31, 1998, respectively). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Strategic Income Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. See Note 8 for further information on the results of operations of High Income Portfolio. A copy of the financial statements of High Income Portfolio is available upon request from Eaton Vance Distributors.

    The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuation -- Valuation of securities by the Strategic Income Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

    B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

    C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At October 31, 1998, the Fund, for Federal income tax purposes, had a capital loss carryover of $11,072,444, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire on October 31, 2002 ($4,214,275), October 31, 2003 ($4,613,119)
    and October 31, 2006 ($2,245,050).

    D Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Eaton Vance Strategic Income Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


2   Distributions to Shareholders
    ----------------------------------------------------------------------------
    The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3   Shares of Beneficial Interest
    ----------------------------------------------------------------------------
    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (without par value). Transactions in Fund shares were as follows:


                                                              Year Ended
    Class A                                                   October 31, 1998*
    ----------------------------------------------------------------------------
    Sales                                                          276,254

    Issued to shareholders electing to receive
    payment of distributions in Fund shares                          3,622

    Redemptions                                                    (62,030)
    ----------------------------------------------------------------------------
    Net increase                                                   217,846
    ----------------------------------------------------------------------------

    * For the period from the commencement of offering of Class A shares, January 23, 1998, to October 31, 1998.



                                                   Year Ended October 31,
                                             -----------------------------------
    Class B                                          1998               1997
    ----------------------------------------------------------------------------
    Sales                                       4,165,687          2,277,649
    Issued to shareholders electing to
       receive payments of distributions
       in Fund shares                             543,656            539,780

    Redemptions                                (2,609,018)        (2,963,088)
    ----------------------------------------------------------------------------

    Net increase (decrease)                     2,100,325           (145,659)
    ----------------------------------------------------------------------------


                                                              Year Ended
    Class C                                                   October 31, 1998
    ----------------------------------------------------------------------------
    Sales                                                            1,727,701

    Issued to shareholders electing to receive payment of
      distributions in Fund shares                                      91,129

    Redemptions                                                       (748,223)

    Issued to EV Classic Strategic Income
      Fund shareholders                                                702,848
    ----------------------------------------------------------------------------

    Net increase                                                     1,773,455
    ----------------------------------------------------------------------------


4   Investment Adviser Fee and Other Transactions
    with Affiliates
    ----------------------------------------------------------------------------
    Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolios' Notes to financial statements. Certain of the officers and Trustees of the Fund and Portfolios' are officers and directors/trustees of the above organizations (Note 5). Except as to Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $3,458 as its portion of the sales charge on sales of Class A shares for the period ended October 31, 1998.

Eaton Vance Strategic Income Fund as of October 31, 1998 NOTES TO FINANCIAL

STATEMENTS CONT'D

5   Distribution and Service Plans
    ----------------------------------------------------------------------------
    The Fund has adopted a Service Plan for the Fund's Class A shares (the "Class A Plan") that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Class A Plan provides that the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter, financial service firms ("Authorized Firms") and other persons in amounts not exceeding 0.25% of average daily net assets for Class A shares for any fiscal year. The Trustees have initially implemented the Class A Plan by authorizing Class A to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. Class A expects to begin making service fee payments during the quarter ended March 31, 1999.

    The Fund has also adopted distribution plans (Class B Plan and Class C Plan, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans, which are approved annually, require the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's Class B and Class C average daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus
    (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD, of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the period ended October 31, 1998, the Fund paid or accrued $1,029,583 and $141,705, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 1998, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $21,807,000 and $1,626,000 for Class B and Class C shares, respectively.

    In addition, the Plans authorize the Fund to make payments of service fees to EVD, Authorized Firms, and other persons in amounts not exceeding 0.25% of their average daily net assets for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. Under the Class C Plan, EVD currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of the Class C shares sold by such Firm and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, EVD will retain the service fee as reimbursement for the service fee payment made to Authorized Firms at the time of sale. Service fee payments for the year ended October 31, 1998, amounted to $232,730 and $47,235, respectively, for Class B and Class C, respectively. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

6   Contingent Deferred Sales Charge
    ----------------------------------------------------------------------------
    A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. A CDSC of 1% is imposed on any redemption of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemption's in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the funds

Eaton Vance Strategic Income Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


    Distribution Plans. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $55,000 and $12,000 of CDSC paid by shareholders of Class B and Class C shares, respectively, during the period ended October 31, 1998.

7   Investment Transactions
    ----------------------------------------------------------------------------
    Increases and decreases in the Fund's investment in the Strategic Income Portfolio for the year ended October 31, 1998, aggregated $63,230,486 and $47,288,792, respectively. Increases in the Fund's investment in the High Income Portfolio aggregated $1,000,000.

8   Investment in Portfolios
    ----------------------------------------------------------------------------
    For the year ended October 31, 1998, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:


                                     Strategic
                                      Income          High Income
                                     Portfolio         Portfolio         Total
    ------------------------------------------------------------------------------
    Dividend income                $     21,947        $ 192,225     $    214,172
    Interest income                  12,415,668        2,082,937       14,498,605
    Expenses                         (1,128,193)        (136,666)      (1,264,859)
    ------------------------------------------------------------------------------
    Net investment income          $ 11,309,422       $2,138,496     $ 13,447,918
    ------------------------------------------------------------------------------
    Net realized gain (loss)--
      Investments (identified
         cost basis)               $ (4,354,064)      $ (310,264)    $ (4,664,328)
      Financial futures contracts       469,230               --          469,230
      Foreign currency
         transactions                 5,075,540               --        5,075,540
    ------------------------------------------------------------------------------
    Net realized gain              $  1,190,706       $ (310,264)    $    880,442
    ------------------------------------------------------------------------------
    Change in unrealized
       appreciation (depreciation)
      Investments                  $ (6,116,586)     $(2,277,795)    $ (8,394,381)
      Financial futures contracts    (1,207,370)              --       (1,207,370)
      Options                           110,000               --          110,000
      Foreign currency,
         and forward
         foreign currency
         exchange contracts          (4,037,921)              --       (4,037,921)
    ------------------------------------------------------------------------------
    Net change in unrealized
      appreciation (depreciation)  $(11,251,877)     $(2,277,795)    $(13,529,672)
    ------------------------------------------------------------------------------

9   Transfer of Net Assets
    ----------------------------------------------------------------------------
    On November 1, 1997, EV Marathon Strategic Income Fund acquired the net assets of EV Classic Strategic Income Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, EV Marathon Strategic Income Fund, at the closing, issued 702,848 Class C shares of the Fund having an aggregate value of $8,399,641. As a result, the Fund issued one Class C share for each share of EV Classic Strategic Income Fund. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Classic Strategic Income Fund's net assets at the date of the transaction were $8,399,641, including $33,282 of unrealized appreciation, and a net asset value per share of $11.95. Directly after the merger, the combined net assets of the Eaton Vance Strategic Income Fund (formerly "EV Marathon Strategic Income Fund") were $138,995,841 with a net asset value of $9.47 and $11.95 for Class B shares and Class C shares, respectively.

10  Name Change
    ----------------------------------------------------------------------------
    Effective November 1, 1997, EV Marathon Strategic Income Fund changed its name to Eaton Vance Strategic Income Fund.

Eaton Vance Strategic Income Fund as of October 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Strategic Income Fund:
--------------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Strategic Income Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                   PriceWaterhouseCoopers LLP
                                   Boston, Massachusetts
                                   December 11, 1998

Strategic Income Portfolio as of October 31, 1998

PORTFOLIO OF INVESTMENTS


Bonds & Notes-- 97.6%


                                            Principal       U.S. $ Value
--------------------------------------------------------------------------------

Argentina -- 4.1%                           U.S. Dollar
--------------------------------------------------------------------------------
Argentina Discount Bond (Brady),
    6.625% , 3/31/23(1)                       5,750,000     $   4,003,438
Transener, 9.25% , 4/01/08(2)                 2,000,000         1,660,000
--------------------------------------------------------------------------------
Total Argentina (identified cost, $6,092,889)               $   5,663,438
--------------------------------------------------------------------------------

Bulgaria -- 5.6%                            U.S. Dollar
--------------------------------------------------------------------------------
Bulgaria Discount Bond (Brady),
    6.688% , 7/28/24(1)                      11,000,000     $   7,706,875
--------------------------------------------------------------------------------
Total Bulgaria (identified cost, $7,726,715)                $   7,706,875
--------------------------------------------------------------------------------

Ecuador -- 2.9%                             U.S. Dollar
--------------------------------------------------------------------------------
Ecuador Discount Bond (Brady),
    6.625% , 2/28/25(1)                       7,600,000     $   3,923,500
--------------------------------------------------------------------------------
Total Ecuador (identified cost, $4,204,575)                 $   3,923,500
--------------------------------------------------------------------------------

Greece -- 3.4%                            Greek Drachma
--------------------------------------------------------------------------------
Hellenic Republic, 8.90%, 4/01/03         1,300,000,000     $   4,617,120
--------------------------------------------------------------------------------
Total Greece (identified cost, $4,280,940)                  $   4,617,120
--------------------------------------------------------------------------------

Hong Kong -- 1.0%                           U.S. Dollar
--------------------------------------------------------------------------------
Guangdong Enterprises, 8.75%, 12/15/03(2)     3,000,000     $   1,335,000
--------------------------------------------------------------------------------
Total Hong Kong (identified cost, $2,741,780)               $   1,335,000
--------------------------------------------------------------------------------

Indonesia -- 1.2%                           U.S. Dollar
--------------------------------------------------------------------------------
APP Global Finance III, 9.407% ,
    4/17/02(1)(3)                               600,000     $     270,000
Indah Kiat Finance Mauritius, Sr.
    Unsec. Notes, 10.00% , 7/01/07            2,750,000         1,430,000
--------------------------------------------------------------------------------
Total Indonesia (identified cost, $2,693,372)               $   1,700,000
--------------------------------------------------------------------------------

Mexico -- 5.8%                              U.S. Dollar
--------------------------------------------------------------------------------
Mexican Discount Bond (Brady), Series B,
    w/ attached warrants, 6.477%,
    12/31/19                                  3,000,000     $   2,368,140
Mexican Discount Bond (Brady), Series D,
    w/ attached warrants, 6.602%,
    12/31/19                                  7,000,000         5,525,660
--------------------------------------------------------------------------------
Total Mexico (identified cost, $8,091,821)                  $   7,893,800
--------------------------------------------------------------------------------

New Zealand -- 4.1%                  New Zealand Dollar
--------------------------------------------------------------------------------
New Zealand Government, 7.00%, 7/15/09        9,500,000     $   5,667,157
--------------------------------------------------------------------------------
Total New Zealand (identified cost, $5,264,521)             $   5,667,157
--------------------------------------------------------------------------------

Peru -- 2.3%                                U.S. Dollar
--------------------------------------------------------------------------------
Peru FLIRB (Brady), 3.25%, 3/07/17            4,000,000     $   2,040,000
Peru PDI (Brady), 4.00%, 3/07/17              2,000,000         1,150,000
--------------------------------------------------------------------------------
Total Peru (identified cost, $2,860,436)                    $   3,190,000
--------------------------------------------------------------------------------

Philippines-- 2.1%                          U.S. Dollar
--------------------------------------------------------------------------------
JG Summit Cayman, 3.50%, 12/23/03             2,500,000     $   1,187,500
Philippine Par Bond (Brady),
    6.50%, 12/01/17(1)                        2,000,000         1,620,000
--------------------------------------------------------------------------------
Total Philippines (identified cost, $3,650,533)             $   2,807,500
--------------------------------------------------------------------------------

United Kingdom -- 1.1%                    Deutsche Mark
--------------------------------------------------------------------------------
Colt Telecom Group PLC Notes,
    7.625%, 7/31/08(2)                        1,000,000     $     531,449
Esprit Telecom Group PLC, 11.00%,6/15/08(2)   2,000,000         1,020,624
--------------------------------------------------------------------------------
Total United Kingdom (identified cost, $1,656,198)          $   1,552,073
--------------------------------------------------------------------------------

United States -- 64.0%                      U.S. Dollar
--------------------------------------------------------------------------------
Corporate Bonds & Notes -- 2.6%
Dayton Hudson Medium Term Notes,
    9.52%, 6/10/15                              350,000     $     469,277
TRW Inc., Medium Term Notes,
    9.35%, 6/04/20                            1,900,000         2,388,129
United International Holdings, Inc.,
    Sr. Disc. Notes, 10.75%,
    (0% until 2/15/03), 2/15/08               1,500,000           675,000
--------------------------------------------------------------------------------
Total Corporate Bonds & Notes (identified cost,
$3,364,038)                                                 $   3,532,406
--------------------------------------------------------------------------------
Mortgage Pass-Throughs -- 59.7%
Federal Home Loan Mortgage Corp.:
    4.75%, with maturity at 2001                  8,072     $       7,997
    5.50%, with maturity at 2019                    147               147
    8.00%, with various maturities to 2021    9,392,346         9,758,731
    8.50%, with various maturities to 2019    1,904,435         2,002,583
    9.00%, with maturity at 2019                580,278           613,511
    9.25%, with various maturities to 2016    4,794,867         5,060,583
    9.50%, with maturity at 2015              2,000,706         2,113,556
    9.75%, with maturity at 2020                770,274           839,429
    11.00%, with maturity at 2019             2,250,505         2,504,041
    11.25%, with maturity at 2010               391,751           435,894
    12.50%, with various maturities to 2019   2,526,726         2,943,477
    12.75%, with maturity at 2013               151,213           174,408
    13.25%, with maturity at 2013               118,473           138,161
    13.50%, with maturity at 2019               324,219           381,905
--------------------------------------------------------------------------------
                                                            $  26,974,423
--------------------------------------------------------------------------------
Federal National Government Loan:
    9.00%, with maturity at 2021              1,950,110     $   2,057,887
    9.50%, with maturity at 2013              2,150,191         2,347,799
    11.00%, with maturity at 2025               971,540         1,093,953
--------------------------------------------------------------------------------
                                                            $   5,499,639
--------------------------------------------------------------------------------

                       See notes to financial statements

Strategic Income Portfolio as of October 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

                                              Principal      U.S. $ Value
--------------------------------------------------------------------------------

United States (continued)
--------------------------------------------------------------------------------
Federal National Mortgage Association:
    4.75%, with maturity at 1999                    978     $         975
    5.00%, with maturity at 2003                 74,809            74,357
    5.50%, with maturity at 2012                  6,293             6,298
    7.00%, with maturity at 2014              4,584,533         4,745,330
    7.50%, with various maturities to 2018    2,834,423         2,944,956
    8.00%, with various maturities to 2019    2,704,873         2,821,288
    8.50%, with various maturities to 2026   12,246,262        12,856,807
    9.00%, with maturity at 2010              1,411,550         1,485,347
    12.00%, with maturity at 2015               987,954         1,133,543
    12.50%, with various maturities to 2027   6,364,133         7,384,449
    12.75%, with maturity at 2014               113,489           134,175
    13.00%, with various maturities to 2015   2,654,216         3,120,891
    13.25%, with maturity at 2014               199,743           237,678
    13.50%, with various maturities to 2015   1,502,364         1,769,551
    14.75%, with various maturities to 2012   2,013,643         2,436,818
--------------------------------------------------------------------------------
                                                            $  41,152,463
--------------------------------------------------------------------------------
Government National Mortgage Association:
    6.50%, with various maturities to 2007      642,604     $     651,071
    7.50%, with various maturities to 2017      905,557           951,053
    8.30%, with maturity at 2020              1,174,418         1,234,465
    8.50%, with maturity at 2009              1,097,427         1,162,590
    9.00%, with maturity at 2016                738,244           779,416
    12.50%, with maturity at 2019             2,783,349         3,232,910
    13.50%, with various maturities to 2014     240,556           289,298
--------------------------------------------------------------------------------
                                                            $   8,300,803
--------------------------------------------------------------------------------
Total Mortgage Pass-Throughs (identified cost,
$82,089,886)                                                $  81,927,328
--------------------------------------------------------------------------------
U.S. Treasury Bond -- 1.7%
United States Treasury Bond, 11.75%, 2/15/01(4)
   (identified cost, $2,603,438)              2,000,000     $   2,319,060
--------------------------------------------------------------------------------
Total United States (identified cost, $88,057,362)          $  87,778,794
--------------------------------------------------------------------------------

Total Bonds & Notes
   (identified cost $137,321,142)                           $ 133,835,257
--------------------------------------------------------------------------------

Preferred Stocks -- 0.4%

Hong Kong -- 0.4%                          U.S. Dollar
--------------------------------------------------------------------------------
Guangdong Investment Ltd., 3.25%, 1/07/03(2) 1,350,000      $     580,500
--------------------------------------------------------------------------------
Total Hong Kong (identified cost, $1,353,375)               $     580,500
--------------------------------------------------------------------------------

Total Preferred Stocks
   (identified cost $1,353,375)                             $     580,500
--------------------------------------------------------------------------------

Short-Term Investments -- 2.0%

                                             Principal       U.S. $ Value
--------------------------------------------------------------------------------

                                            U.S. Dollar
--------------------------------------------------------------------------------
Banque National De Paris, Euro Time-deposit
    Cayman Islands, 5.500%, 11/02/98         2,700,000      $   2,700,000
--------------------------------------------------------------------------------

Total Short-Term Investments
    (at amortized cost $2,700,000)                          $   2,700,000
--------------------------------------------------------------------------------

Total Investments -- 100.0%
    (identified cost $141,374,517)                          $ 137,115,757
--------------------------------------------------------------------------------
(1) Variable rate security. Rate indicated is the rate at October 31, 1998.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. It is the Portfolio's intention to hold this security until maturity.
(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
(4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                        See notes to financial statements

Strategic Income Portfolio as of October 31, 1998

FINANCIAL STATEMENTS

Statement of Assets & Liabilities


As of October 31, 1998
Assets
--------------------------------------------------------------------------------
Investments, at value (identified cost, $141,374,517)       $137,115,757
Cash                                                              41,753
Receivable for investments sold                                  277,981
Interest receivable                                            2,341,426
Deferred organization expenses                                     1,558
--------------------------------------------------------------------------------
Total assets                                                $139,778,475
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for daily variation margin on open
    financial futures contracts                             $    262,750
Written options, at value                                         78,125
Payable for open forward foreign currency contracts              974,112
Other accrued expenses                                            17,545
--------------------------------------------------------------------------------
Total liabilities                                           $  1,332,532
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio   $138,445,943
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals     $144,086,160
Net unrealized depreciation (computed on the basis
    of identified cost)                                       (5,640,217)
--------------------------------------------------------------------------------
Total                                                       $138,445,943
--------------------------------------------------------------------------------

Statement of Operations


For the Year Ended
October 31, 1998
Investment Income
--------------------------------------------------------------------------------
Interest                                                    $ 12,415,668
Dividends                                                         21,947
--------------------------------------------------------------------------------
Total investment income                                     $ 12,437,615
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                      $    713,908
Administration fee                                               204,036
Trustees fees and expenses                                         9,901
Custodian fee                                                    111,418
Legal and accounting services                                     81,019
Amortization of organization expenses                              4,696
Miscellaneous                                                      3,215
--------------------------------------------------------------------------------
Total expenses                                              $  1,128,193
--------------------------------------------------------------------------------


Net investment income                                       $ 11,309,422
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)         $ (4,354,064)
    Financial futures contracts                                  469,230
    Foreign currency transactions                              5,075,540
--------------------------------------------------------------------------------
Net realized gain                                           $  1,190,706
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
    Investments (identified cost basis)                     $ (6,116,587)
    Financial futures contracts                               (1,207,370)
    Options                                                      110,000
    Foreign currency and forward foreign currency
        exchange contracts                                    (4,037,921)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        $(11,251,878)
--------------------------------------------------------------------------------

Net realized and unrealized loss                            $(10,061,172)
--------------------------------------------------------------------------------

Net increase in net assets from operations                  $  1,248,250
--------------------------------------------------------------------------------

                       See notes to financial statements

Strategic Income Portfolio as of October 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                Year Ended            Year Ended
in Net Assets                      October 31,1998       October 31, 1997
--------------------------------------------------------------------------------
From operations--
    Net investment income             $ 11,309,422          $  10,516,988
    Net realized gain                    1,190,706              6,359,975
    Net change in unrealized
        appreciation (depreciation)    (11,251,878)            (2,306,661)
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                   $  1,248,250          $  14,570,302
--------------------------------------------------------------------------------
Capital transactions --
    Contributions                     $ 63,230,486          $  36,154,026
    Withdrawals                        (47,288,792)           (61,875,128)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
    from capital transactions         $ 15,941,694          $ (25,721,102)
--------------------------------------------------------------------------------

Net increase (decrease) in net assets $ 17,189,944          $ (11,150,800)
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                  $121,255,999          $ 132,406,799
--------------------------------------------------------------------------------
At end of year                        $138,445,943          $ 121,255,999
--------------------------------------------------------------------------------



                       See notes to financial statements

Strategic Income Portfolio as of October 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                                 Year Ended October 31,
                                                   ---------------------------------------------------------------------------------
                                                         1998            1997            1996           1995            1994(1)
------------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                    0.83%           0.86%          0.86%           0.84%           0.82%(2)
Net investment income                                       8.31%           8.06%          8.62%           9.08%           8.41%(2)
Portfolio Turnover                                            71%             77%            71%             78%             71%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                $ 138,446       $ 121,256      $ 132,407       $ 152,583       $ 236,469
------------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 1994, to October 31, 1994.
(2) Annualized.


                       See notes to financial statements

Strategic Income Portfolio as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS


1   Significant Accounting Policies
    ----------------------------------------------------------------------------
    Strategic Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to provide a high level of income by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuation -- Debt securities (other than mortgage-backed, "pass-through," securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage backed, "pass-through," securities are valued using an independent matrix pricing system applied by the advisor which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

    B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

    C Gains and Losses From Investment Transactions -- Realized gains and losses from investment transactions are recorded on the basis of identified cost. For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Portfolio is subject to special tax rules that may affect the amount, timing and character of gains recognized on certain of the Portfolio's investments.

    D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

    E Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount ("initial margin"), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("variation margin") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

    F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

Strategic Income Portfolio as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


    G Written Options -- The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

    H Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

    I Reverse Repurchase Agreements -- The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily and offset against interest income for financial statement purposes.

    J Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

    K Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    L Other -- Investment transactions are accounted for on a trade date basis.

2   Investment Adviser Fee and Other Transactions with Affiliates
    ----------------------------------------------------------------------------
    The investment adviser fee is earned by Boston Management and Research
    (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of investments). Such percentages are reduced as average daily net assets exceed certain levels. For the year ended October 31, 1998, the fee was equivalent to 0.52% of the Portfolio's average net assets for such period and amounted to $713,908. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $204,036 for the year ended October 31, 1998.

    Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 1998, no significant amounts have been deferred. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

Strategic Income Portfolio as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D

3   Line of Credit
    ----------------------------------------------------------------------------
    The Portfolio participates with other portfolios and funds managed by BMR or EVM and its affiliates in an $80 million ($130 million effective November 12, 1998) unsecured line of credit agreement with a group of banks. The portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

4   Investment Transactions
    ----------------------------------------------------------------------------
    The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At October 31, 1998, the Portfolio had invested approximately 25.5% of its net assets or approximately $35,367,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 1998 were as follows:


    Purchases
   -----------------------------------------------------------------------------
    Investments (non-U.S. Government)                             $  80,779,353
    U.S. Government Securities                                       48,266,943
   -----------------------------------------------------------------------------
                                                                  $ 129,046,296
   -----------------------------------------------------------------------------
    Sales
   -----------------------------------------------------------------------------
    Investments (non-U.S. Government)                             $  56,894,687
    U.S. Government Securities                                       31,190,852
   -----------------------------------------------------------------------------
                                                                  $  88,085,539
   -----------------------------------------------------------------------------


5   Financial Instruments
    ----------------------------------------------------------------------------
    The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1998, is as follows:


    Forward Foreign Currency Exchange Contracts
    ----------------------------------------------------------------------------
    Sales
    ----------------------------------------------------------------------------
                                                              Net Unrealized
    Settlement                            In Exchange For      Appreciation
    Date(s)          Deliver             (in U.S. dollars)    (Depreciation)
    ----------------------------------------------------------------------------
    11/24/98-        Deutsche Mark
    2/01/99          10,717,920               $  6,490,744      $  (198,888)

    2/22/99          Hong Kong Dollar
                     40,000,000                  5,136,536         (128,711)

    11/05/98         Japanese Yen
                     727,000,000                 6,240,531         (106,234)

    12/11/98         New Taiwan Dollar
                     143,600,000                 4,427,452         (427,452)

    11/09/98-        New Zealand Dollar
    11/16/98         9,500,000                   5,025,699          (74,662)

    1/25/99-         Republic of Korea Won       5,016,603          (16,603)
    2/26/99          6,677,000,000

    11/24/98-        Singapore Dollar
    12/18/98         9,000,000                   5,551,970         (375,600)
    ----------------------------------------------------------------------------
                                              $ 37,889,535      $(1,328,150)
    ----------------------------------------------------------------------------

Strategic Income Portfolio as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


    Purchases
    ----------------------------------------------------------------------------
                                                              Net Unrealized
    Settlement                          Deliver                Appreciation
    Date(s)         In Exchange For     (in U.S. dollars)     (Depreciation)
    ----------------------------------------------------------------------------
    12/11/98        New Taiwan Dollar
                    143,600,000               $4,427,452          $  89,084

    1/08/99         Philippine Peso
                    133,950,000                3,260,407            260,407

    11/05/98-       Singapore Dollar
    11/24/98        9,000,000                  5,543,531              4,547
    ----------------------------------------------------------------------------
                                             $13,231,390          $ 354,038
    ----------------------------------------------------------------------------

    Futures Contracts
    ----------------------------------------------------------------------------
                                                                 Net
                                                                 Unrealized
    Expiration                                                   Appreciation
    Date            Contracts                        Position    (Depreciation)
    ----------------------------------------------------------------------------
    12/21/98       115 Municipal Bond Futures          Long      $ (101,130)

    12/31/98       159 US 30 year Bond Futures         Long         (23,289)

    12/21/98       12 Japanese 10 year Bond Futures    Short       (327,838)
    ----------------------------------------------------------------------------
                                                                 $ (452,257)
    ----------------------------------------------------------------------------

    Written Call Options
    ----------------------------------------------------------------------------
                                  Number of Contracts                  Premiums
    ----------------------------------------------------------------------------
    Outstanding, beginning of year                  0                 $       0
    ----------------------------------------------------------------------------
    Options written                               160                   188,125
    ----------------------------------------------------------------------------
    Outstanding, end of year                      160                 $ 188,125
    ----------------------------------------------------------------------------


    At October 31, 1998, the Portfolio had sufficient cash and/or securities to cover potential obligations arising from open futures and forward contracts, as well as margin requirements on open futures contracts.

6   Federal Income Tax Basis of Investments
    ----------------------------------------------------------------------------
    The cost and unrealized appreciation/depreciation in value of the investments owned at October 31, 1998, as computed on a federal income tax basis, were as follows:

    Aggregate cost                                                 $142,051,843
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                                  $  1,486,185

    Gross unrealized depreciation                                    (6,422,271)
    ----------------------------------------------------------------------------
    Net unrealized depreciation                                      (4,936,086)
    ----------------------------------------------------------------------------

Strategic Income Portfolio as of October 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Investors
of Strategic Income Portfolio:
--------------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and supplementary data present fairly, in all material respects, the financial position of Strategic Income Portfolio (the "Portfolio") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the four years then ended, and for the period from the start of business, March 1, 1994, to October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                        PricewaterhouseCoopers LLP
                        Boston, Massachusetts
                        December 11, 1998

Eaton Vance Strategic Income Fund  as of October 31, 1998

INVESTMENT MANAGEMENT

Eaton Vance Strategic Income Fund

Officers                      Independent Trustees
James B. Hawkes               Jessica M. Bibliowicz
President and Trustee         President and Chief Operating Officer,
                              John A. Levin & Co.
William H. Ahern, Jr.         Director, Baker, Fentress & Company
Vice President
                              Donald R. Dwight
Thomas J. Fetter              President, Dwight Partners, Inc.
Vice President
                              Samuel L. Hayes, III
Robert B. MacIntosh           Jacob H. Schiff Professor of Investment
Vice President                Banking, Emeritus, Harvard University Graduate
                              School of Business Administration
Michael B. Terry
Vice President                Norton H. Reamer
                              Chairman and Chief Executive Officer,
James L. O'Connor             United Asset Management Corporation
Treasurer
                              Lynn A. Stout
Alan R. Dynner                Professor of Law,
Secretary                     Georgetown University Law Center

                              John L. Thorndike
                              Formerly Director, Fiduciary
                              Company Incorporated

                              Jack L. Treynor
                              Investment Adviser and Consultant


Strategic Income Portfolio


Officers                      Independent Trustees
James B. Hawkes               Jessica M. Bibliowicz
President and Trustee         President and Chief Operating Officer,
                              John A. Levin & Co.
Mark S. Venezia               Director, Baker, Fentress & Company
Vice President and
Portfolio Manager             Donald R. Dwight
                              President, Dwight Partners, Inc.
James L. O'Connor
Treasurer                     Samuel L. Hayes, III
                              Jacob H. Schiff Professor of Investment
Alan R. Dynner                Banking, Emeritus, Harvard University
Secretary                     Graduate School of Business Administration

                              Norton H. Reamer
                              Chairman and Chief Executive Officer,
                              United Asset Management Corporation

                              Lynn A. Stout
                              Professor of Law,
                              Georgetown University Law Center

                              John L. Thorndike
                              Formerly Director, Fiduciary
                              Company Incorporated

                              Jack L. Treynor
                              Investment Adviser and Consultant

Investment Adviser of
Strategic Income Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110


Administrator of Eaton Vance
Strategic Income Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116


Transfer and Dividend Disbursing Agent
First Data Investor Services Group, Inc.
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Independent Accountants
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA   02109



Eaton Vance Strategic Income Fund
24 Federal Street
Boston, MA 02110




--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                     SISRC-12/98